UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2005

Critical Path, Inc.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 The Embarcadero, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(415) 541-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Preferred Stock Rights Agreement

On February 10, 2005, the Company and Computershare Trust Company, Inc. (“Computershare”) amended (“Amendment No. 7”) the Preferred Stock Rights Agreement dated as of March 19, 2001 between the Company and Computershare, as Rights Agent, as amended by Amendment No. 1, dated as of November 6, 2001 (“Amendment No. 1”), Amendment No. 2, dated as of November 18, 2003 (“Amendment No. 2”) and Amendment No. 3, dated as of January 16, 2004 (“Amendment No. 3”), and Amendment No. 4, dated as of March 9, 2004 (“Amendment No. 4”), Amendment No. 5, dated as of June 24, 2004 and Amendment No. 6, dated as of December 29, 2004 (collectively, the “Rights Agreement”). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

Under Amendment No. 7, the calculation of Common Shares of the Company was amended to include the shares of common stock issuable upon conversion of the Company’s Series D Preferred Stock, Series E Preferred Stock and Series F Preferred stock. A copy of Amendment No. 7 is filed as Exhibit 4.8 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 00025331) and incorporated herein by reference).

4.8*	Amendment No. 7 to Preferred Stock Rights Agreement dated as of February 10, 2005 between the Company and Computershare Trust Company, Inc.

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Critical Path, Inc.

By:	/s/ Michael J. Zukerman
Michael J. Zukerman
Executive Vice President, General Counsel and Secretary

Date: February 10, 2005

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.2	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.3	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K (File No. 00025331) and incorporated herein by reference).

4.8*	Amendment No. 7 to Preferred Stock Rights Agreement dated as of February 10, 2005 between the Company and Computershare Trust Company, Inc.

*	filed herewith